UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2013

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DIGITAL POWER CORPORATION

 (Exact name of registrant as specified in its charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48430 Lakeview Blvd., Fremont, CA 94538-3158

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 657-2635

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of Digital Power Corporation (the “Company”) was held on August 12, 2013.  Five items were submitted to a vote of the shareholders, as described in detail in the Company’s Proxy Statement, dated June 28, 2013.  The following briefly describes the items submitted to a vote at the Annual Meeting and the results of the shareholders' vote.

(1)	The shareholders elected five (5) directors to the Board of Directors of the Company. The vote regarding this item was as follows:

Director Nominee	Votes For	Votes Withheld
Ben-Zion Diamant	3,086,940	106,000
Amos Kohn	3,087,340	105,600
Haim Yatim	3,170,673	22,267
Robert O. Smith	3,089,440	103,500
Aaron Ben-Ze'ev	3,170,273	22,667

There were 2,686,256 broker non-votes with respect to the election of directors.

(2)	The shareholders approved the 2012 Stock Option Plan. The vote regarding this item was as follows:

Votes For	3,043,130
Votes Against	129,675
Votes Abstaining	20,135

There were 2,686,256 broker non-votes with respect to the approval of the 2012 Stock Option Plan.

(3)	The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The vote regarding this item was as follows:

Votes For	3,126,594
Votes Against	37,551
Votes Abstaining	28,795

There were 2,686,256 broker non-votes with respect to the advisory vote on executive compensation.

(4)	The shareholders voted, on an advisory basis, that an advisory vote on executive compensation should be held every three (3) years. The vote regarding this item was as follows:

Votes For
One (1) Year	152,694
Two (2) Year	10,106
Three (3) Year	3,024,740
Abstentions	5,400

There were 2,686,256 broker non-votes with respect to the advisory vote on the frequency of executive compensation advisory votes.

Consistent with the preference indicated by the results of this advisory vote, the Company’s Board of Directors (the “Board”) has determined that the Company will hold a shareholder advisory vote on the compensation of its named executive officers once every three (3) years until the next advisory vote of shareholders regarding the frequency of shareholder advisory votes on executive compensation is conducted or the Board otherwise determines that a different frequency for such votes is in the best interest of the Company’s shareholders.

(5)

The shareholders ratified the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global Limited (“Kost Forer”), as the Company’s independent auditors for the fiscal year ending December 31, 2014.  The vote regarding this item was as follows:

Votes For	5,815,129
Votes Against	54,041
Votes Abstaining	10,026

There were zero broker non-votes with respect to the ratification of the appointment of Kost Forer as the Company’s independent auditors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION

/s/ Amos Kohn
By: Amos Kohn Title: President & Chief Executive Officer

Dated: November 14, 2013

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